Th ornburg Investment Income Builder Fund

February 1, 2012

Class R3: TIBRX Class R4: TIBGX Class R5: TIBMX As revised May 1, 2012 Click here to view the Fund’s Prospectus or Statement of Additional Information.

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2012, as revised May 1, 2012, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Class R3

Class R4

Class R5

Maximum Sales Charge (Load)

none

none

none

Imposed on Purchases

(as a percentage of offering price)

Maximum Deferred Sales Charge

none

none

none

(Load) (as a percentage of redemption

proceeds or original purchase price,

whichever is lower)

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class R3

Class R4

Class R5

Management Fees

0.71%

0.71%

0.71%

Distribution and Service (12b-1) Fees

0.50%

0.25%

0.00%

Other Expenses(1)

0.48%

0.69%

0.80%

Total Annual Fund Operating Expenses

1.58%

1.65%

1.51%

Fee Waiver/Expense Reimbursement(2)

(0.08)%

(0.25)%

(0.52)%

Total Annual Fund Operating

1.50%

1.40%

0.99%

Expenses After Fee Waiver/Expense

Reimbursement

(1) A portion of the Fund’s expenses may be used to pay third parties that provide administrative and recordkeeping services to retirement accounts invested in the Fund. (2) Thornburg Investment Management, Inc. (“Thornburg”) and Thornburg Securities Corporation (“TSC”) have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4 and Class R5 expenses do not exceed the Total Annual Fund Operating Expenses shown in the last line of this table.

The agreement to waive fees and reimburse expenses may be terminated by the Fund at any time, but may not be terminated by Thornburg or TSC before May

1, 2013, unless Thornburg or TSC ceases to be the investment advisor or distributor of the Fund prior to that date.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$153	$514	$900	$1,982
Class R4 Shares	$143	$496	$873	$1,934
Class R5 Shares	$101	$426	$774	$1,757

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30.34% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily including stocks and bonds, as described below. The Fund will under normal conditions invest at least 80% of its assets in income-producing securities, and at least 50% of its assets in common stocks.

The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals (including smaller companies with market capitalization of less than $500 million and companies in developing countries) and also including preferred stock, publicly traded real estate investment trusts, other equity trusts and partnership interests. The Fund expects that equity investments in the Fund’s portfolio normally will be weighted in favor of companies which pay dividends or other current income.

The Fund may invest in debt obligations of any kind, including corporate bonds and other obligations, mortgage- and other asset-backed securities and government obligations. The Fund may purchase debt obligations of any maturity and of any credit quality. There is no minimum credit quality or rating of debt obligation the Fund may purchase. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.

The Fund may invest a significant portion of its assets in securities of issuers domiciled outside the United States, including developing countries.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short-term trading on market fluctuations. However, the Fund may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Smaller Company Risk – Investments in smaller companies may involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling the investments.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated obligations are generally more vulnerable than higher-rated obligations to default, to ratings downgrades, and to liquidity risk.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a

2	Thornburg Investment Income Builder Fund • February 1, 2012, as revised May 1, 2012	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for mortgage- and other asset-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

Prepayment Risk – Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in developing countries.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments promptly, or may only be able to sell investments at less than desired prices.

Real Estate Risk – The Fund’s investments in real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 34 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Income Builder Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares vary in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to the Standard & Poor’s 500 Index, a broad measure of market performance, and to a Blended Benchmark, comprised of 25% Barclays Aggregate Bond Index, which represents a broad measure of bond market performance, and 75% MSCI World Index, which represents a broad measure of equity market performance in developed markets. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended

December 31, 2011. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class R3 Shares

Highest quarterly results for time period shown: 23.35% (quarter ended 6-30-09).

Lowest quarterly results for time period shown: -15.21% (quarter ended 12-31-08).

Average Annual Total Returns (periods ended 12-31-11)

Class R3 Shares	1 Year	5 Years	Since Inception (2-1-05)
Return Before Taxes	0.14%	3.51%	7.11%
Return After Taxes on Distributions	-1.96%	1.41%	5.05%
Return After Taxes on Distributions and Sale of Fund Shares	0.09%	1.76%	4.97%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	2.93%
Blended Index (reflects no deduction for fees, expenses, or taxes)	-2.06%	0.18%	3.59%

Class R4 Shares	1 Year	Since Inception (2-1-08)
Return Before Taxes	0.27%	1.93%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.42%
Blended Index (reflects no deduction for fees, expenses, or taxes)	-2.06%	-0.78%

Class R5 Shares	1 Year	Since Inception (2-1-07)
Return Before Taxes	0.64%	3.82%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.67%
Blended Index (reflects no deduction for fees, expenses, or taxes)	-2.06%	-0.14%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts (such as qualified retirement plans) not subject to federal income tax.

Thornburg Investment Income Builder Fund • February 1, 2012, as revised May 1, 2012	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download	3

Management

Investment Advisor: Thornburg Investment Management, Inc.

Co-Portfolio Managers:

Brian J. McMahon, the president of the Trust and chief executive officer, president, managing director, and chief investment officer of Thornburg Investment Management, Inc., has been with Thornburg since 1984 and has been one of the persons primarily responsible for management of the Fund since its inception.

Jason Brady, CFA, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 2006 and has been one of the persons primarily responsible for management of the Fund since 2007.

Purchase and Sale of Fund Shares

Eligible employer-sponsored retirement plans wishing to make Class R3, Class R4, or Class R5 shares available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan which makes Class R3, Class R4, or Class R5 shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of Class R3, Class R4, or Class R5 shares, your employer-sponsored retirement plan may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your Class R3, Class R4, or Class R5 shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 45 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the Fund’s Prospectus or SAI.        TH2250

4	Thornburg Investment Income Builder Fund • February 1, 2012, as revised May 1, 2012	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download